Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
In connection with the annual report on Form 10-K of Precision Castparts Corp. (the “Company”) for the fiscal year ended April 3, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Donegan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 2, 2011

/S/ MARK DONEGAN
Mark Donegan
Chairman and Chief Executive Officer